UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                        1-10434                      13-1726769
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                  Pleasantville, New York                             10570-7000
          (Address of principal executive offices)                    (Zip Code)

                   Registrant's telephone number, including area code:
                                 (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                              Page 1 of 6 pages

SECTION 5. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

ITEM 5.02.        Election of Directors

         Furnished herewith are the following:

         Exhibit Number
                                           Description

         99.1 The Reader's Digest Association, Inc.'s news release, issued on August 12, 2005, relating to election of Lee Caudill and John T. Reid to the Company's Board of Directors.


SECTION 7.        REGULATION FD

ITEM 7.01.        Regulation FD Disclosure.

         Furnished herewith are the following:

         Exhibit Number
                                           Description

         99.1 The Reader's Digest Association, Inc.'s news release, issued on August 12, 2005, relating to election of Lee Caudill and John T. Reid to the Company's Board of Directors.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.
                                                    (Registrant)


Date:  August 12, 2005
                                      /s/      Clifford H.R. DuPree
                                     -------------------------------------------
                                              Clifford H.R. DuPree
                                    Vice President, Corporate Secretary and
                                               Associate General Counsel

                                  EXHIBIT INDEX



         Exhibit Number
                                           Description

         99.1 The Reader's Digest Association, Inc.'s news release, issued on August 12, 2005, relating to election of Lee Caudill and John T. Reid to the Company's Board of Directors.